UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2013

Item 1. Report to Stockholders.

\

§
CELEBRATING
NEW ADDITIONS
TO THE FAMILY
§

VILLX & VLEQX
Annual Report	August 31, 2013

this year brought two major additions to villere & company:
a new fund in the portfolio and a new member of the team.

With the success of the Villere Balanced Fund (VILLX), friends and shareholders have long urged us to create an equities-only fund, and this year the time was right.
In May, we proudly introduced VLEQX, a carefully chosen and thoroughly researched fund focused on finding hidden gems among small and mid-sized companies.

In August, we were proud to welcome Lamar Villere back to New Orleans. His career has taken him to New York, Illinois, and Tennessee, and he brings with him deep experience managing billions of dollars in assets.

Learn more about Lamar and the Villere family of funds at www.villere.com

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocation	8

Expense Example	9

Performance Chart and Analysis	11

Schedules of Investments	13

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	35

Trustee and Executive Officers	36

Additional Information	39

Approval of Investment Advisory Agreements	41

Privacy Notice	Inside Back Cover

Villere Funds

October 15, 2013

To Our Fellow Shareholders:

This is our first shareholder letter that will encompass both the Villere Balanced Fund as well as the new Villere Equity Fund, which just completed its first quarter of operations.  As a quick primer, we launched the Balanced Fund in 1999 to invest in both stocks and bonds.  Earlier this year, we decided to add the Equity Fund for investors that were not interested in bonds.  Generally speaking, the stocks held in the Villere Equity Fund will be similar to the equity portion of the Villere Balanced Fund.

Villere Balanced Fund Performance

As of August 31, 2013, the Villere Balanced Fund had a one-year return of 18.96%, a five-year return of 13.08%, a ten-year return of 9.52%, and a since inception return of 9.06%.  Put simply, the market has performed very well, and the Fund has significantly outperformed the S&P 500 and the majority of our peers, as represented by Lipper Balanced Fund Index.

				Since
Average Annual Total Returns				Inception
for Period Ending 8/31/13	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	18.96%	13.08%	9.52%	9.06%
Barclays Capital Intermediate
Government/Credit Bond Index	-1.06%	4.35%	4.27%	5.24%
Lipper Balanced Fund Index	10.33%	5.80%	6.13%	4.75%
S&P 500 Total Return Index	18.70%	7.32%	7.12%	3.68%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  Gross expense ratio for the Villere Balanced Fund is 1.01% as stated in the prospectus dated December 31, 2012.

Specifically, according to Bloomberg, compared to our hybrid fund peer group, based on total returns for the period ending August 31, 2013, the Fund was the #4 ranked fund (out of 188 funds) for the year, the #1 ranked fund (out of 174 funds) over the last five years, and the #1 ranked fund (out of 110 funds) over the last 10 years.  For the same period, based on total returns, Morningstar has the Fund ranked in the top 2% of its Balanced Fund category

Villere Funds

(among 883 funds) for the one-year period, the top 1% (among 686 funds) for the five-year period and 1% (out of 416 funds) over the last 10 years.  While we’re proud to report that our past performance has been excellent, we are aware that it is not indicative of future results.  We are focused on seeking to identify tomorrow’s winners.

Villere Equity Fund Performance

August 31, 2013 marked the end of the first quarter of operations for the Villere Equity Fund.  The Fund returned 2.90% in the quarter, compared to a return of 0.67% by the S&P 500 and 3.75% by the Lipper Mid Cap Growth Fund Index.

Clearly one quarter is not enough to reach any meaningful conclusions about our investment acumen, so we’ll spend the rest of this letter on our strategy and our portfolio.

General Discussion

As you may recall, our dream investment is a U.S.-domiciled publicly traded company that dominates its niche, is run by a terrific management team, is growing earnings, has little or no debt, and is valued reasonably.  As you might imagine, this is a rare bird indeed.  We often rely on our long-term perspective to buy stocks that face short-term issues that frighten away other investors, thus allowing the shares to trade at attractive valuations.  Another key tenet of our philosophy is to build portfolios of only our best ideas, and to hold stocks until our thesis changes or we consider the share price to be unsustainably high.  We typically hold stocks for three to five years or more.  In addition to minimizing trading costs, this tends to create a lower tax burden for our taxable investors.

As we write this, the U.S. Government is shut down and politicians are frantically trying to avoid a debt default while pursuing their independent agendas.  Rather than focus on how this situation will play out, however, we remain focused on investing our clients’ money in the stocks that we believe have the best opportunity to outperform the market.

We added a position in Leggett & Platt Incorporated during the year.  Leggett & Platt is a 130 year old company that holds the patent for steel coil bedsprings.  Since then, they have expanded into a number of related lines of business.  We are attracted to the competitive positioning of the company, and we love their dedication to returning cash to shareholders- they have used free cash flow to buy back over 18 million shares in the past three years, and have

Villere Funds

raised their dividends for 42 consecutive years.  Although memory foam mattresses such as those sold by Tempur-Pedic have gained share in recent years, we’ve noticed a recent trend toward hybrid mattresses that include both technologies.  That said, mattresses only comprise 16% of Leggett’s sales.  While we don’t expect shares of Leggett to set the world on fire in bull markets, Leggett’s dividends and enviable market share may provide strength in a bear market.

One trend we have emphasized for several years is the massive increase in U.S. oil production as a result of technological improvements in seismic data collection, horizontal drilling, and hydraulic fracturing.  Within this theme, we own Oasis Petroleum.  Oasis is an oil and gas driller operating in the Bakken Shale.  As a result of successful drilling in the Bakken Shale, North Dakota now trails only Texas in U.S. oil production.  Oasis has done a great job of assembling large contiguous blocks of acreage, which makes the company extremely efficient.  With its recent acquisitions, Oasis has nearly a half million net acres of mineral rights in the Bakken, with 15-16 rigs expected by the end of next year.  Management is excellent, and is utilizing pad drilling and providing many services themselves to reduce well costs nearly 30% from 2012 to 2014.  Shares of Oasis have performed well since we originally bought them, and we are optimistic that the company should continue to create value for investors in the coming years.

As we’ve discussed in the past, we love companies with high barriers to entry.  A prime example of this is Sotheby’s.  We bought Sotheby’s for several reasons- first and foremost, as a duopoly with Christie’s, it’s a great business.  We also saw a lot of potential value locked up in the company’s real estate, and were gratified when activist investment firm Third Point Partners and others saw the same- and began putting pressure on Sotheby’s management to unlock this value.  In May, Sotheby’s management announced plans to assess the value of its New York City headquarters, which we believe to be significant.  Further, in September the company hired Patrick McClymont, a mergers and acquisitions banker at Goldman Sachs, as its new chief financial officer.  While we’d love to see the next big auction be for the NYC headquarters or even Sotheby’s itself, we are content with the dividend potential and hope to watch this business continue to grow for the long term.

Although we discussed it in our semi-annual shareholder letter, we would be remiss not to comment on the performance of Conn’s Inc.  As you may recall, we bought shares of Conn’s in a secondary offering in December 2012.

Villere Funds

Conn’s is a retailer of furniture, bedding, and electronics, with 70 stores in Texas, Louisiana, Oklahoma, New Mexico, and Arizona.  The easiest way to describe it is a combination of Sears and Best Buy, with a focus on consumers with lower credit scores.  In less than a year, Conn’s shares rose 141.9%.  Shares pulled back somewhat in September due to some collection issues resulting from a software glitch, but we remain enthusiastic about this rare example of a retailer with growing square footage, same store sales, and return on invested capital.  We believe Conn’s has the potential for 300 stores, so we think we are still in the very early innings of this exciting growth story.

Subsequent to the end of the quarter, we sold our entire position in Carnival Corp.  We originally bought Carnival after the sinking of the Costa Concordia in January 2012.  At that time, we believed that the share price overreacted to the tragedy, giving us an opportunity to own the company at an attractive price.  As the stock price rose back to fair value, and we could see further brand degradation from several other incidents, we decided to take our profits and exit the holding.

You’ll notice a new name and signature at the end of this letter.  Lamar Villere, George Villere’s son, joined Villere & Company this summer.  Lamar has spent the better part of the last decade managing venture capital and private equity portfolios for large institutions, so we are glad to put his unique experience to work helping us identify more exciting growth opportunities.

Finally, we are pleased to see that our efforts on the Balanced Fund have not gone unnoticed.  We were honored to receive our second consecutive Lipper Fund Award for the highest consistent risk-adjusted return for both the 3-year and 5-year periods.  For 2013 as of 11/30/12: out of 151 funds (3yr) & 144 funds (5yr) and for 2012 as of 11/30/11: out of 139 funds (3yr) & 134 funds  (5yr), among Mixed-Asset Target Allocation Growth Funds.  More importantly, our clients have recognized our performance and rewarded us with their trust, as assets in the Fund have risen over the past year from $217 million to $830 million.  While a smaller number, we are just as pleased to have ended the quarter with $23.8 million in assets in the new Equity Fund.

We thank both our existing customers as well as all of the advisors who have purchased the fund for their clients for doing their due diligence and scouring the planet for mutual funds.

Villere Funds

Thank you for your investment in the Villere Equity Fund and the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Each Lipper average represents a universe of Funds with similar investment objectives.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of the United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.  You cannot invest directly in an index.

It is not possible to invest directly in an index.

Free Cash Flow:  A measure of financial performance calculated as operating cash flow minus capital expenditures.  Free cash flow (FCF) represents the cash that a company is able to generate

Villere Funds

after laying out the money required to maintain or expand its asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  These risks are magnified in emerging markets.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.  Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper.  Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk.  This is not an offer to buy or sell securities.  Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community.  The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts and investor relations teams.  The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings.  For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com.

Bloomberg Rankings are derived from the returns of the funds.  A fund’s return number is generated as simple price appreciation, plus any dividends paid out by the funds.  Returns are then compared to all other fund on the system within the U.S. (those listed on NASDAQ) and to those funds that share the same objective within the U.S.  Past performance is not indicative of future results.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.  The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period.  The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%.  Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

© 2013 Morningstar inc. All rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC. 10/13

Villere Funds

SECTOR ALLOCATION at August 31, 2013 (Unaudited)

Villere Balanced Fund

Sector Allocation	Percent of Net Assets

Finance & Insurance	20.7%
General Manufacturing	14.9%
Money Market Funds	14.7%
Food Manufacturing	12.0%
Computer & Electronic Products	8.5%
Mining	7.7%
Retail Trade	6.5%
Professional, Scientific & Technical Services	5.3%
Transportation & Warehousing	4.0%
Chemical Manufacturing	2.9%
Real Estate, Rental & Leasing	2.8%
Utilities	1.4%
Information	1.2%
Liabilities in Excess of Other Assets	(2.6%)
Total	100.0%

Villere Equity Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	21.3%
Money Market Funds	18.4%
Finance & Insurance	12.9%
Mining	9.3%
Retail Trade	8.9%
Professional, Scientific & Technical Services	8.8%
Computer & Electronic Products	8.1%
Real Estate, Rental & Leasing	4.8%
Food Manufacturing	4.6%
Transportation & Warehousing	2.9%
Total	100.0%

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2013 (Unaudited)

As a shareholder of the Villere Balanced Fund and Villere Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs:

(1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13 – 8/31/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2013 (Unaudited) (Continued)

balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Villere Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13 – 8/31/13*
Actual	$1,000.00	$1,094.00	$4.75
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.67	$4.58

*
Expenses are equal to the Villere Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.90% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/13	Value 8/31/13	3/1/13 – 8/31/13**
Actual	$1,000.00	$1,029.00	$3.20
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.90	$6.36

**
The actual expenses are equal to the Villere Equity Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period 92/365 to reflect the period from May 31, 2013 to August 31, 2013, the Villere Equity Fund’s commencement of operations date to the end of the period.  The hypothetical expenses are equal to the Villere Equity Fund’s annualized expense ratio of 1.25% multiplied by 184/365 to reflect the most recent six-month period.

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index / 35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns As of August 31, 2013

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/13)
Villere Balanced Fund	18.96%	13.08%	9.52%	$24,838
S&P® 500 Index	18.70%	7.32%	7.12%	$19,893
S&P® 500 Index (65%)/Barclays
Capital Intermediate Government/
Credit Bond Index (35%)	11.49%	6.69%	6.39%	$18,580
Barclays Capital Intermediate
Government/Credit Bond Index	-1.06%	4.35%	4.27%	$15,195
Lipper Balanced Fund Index	10.33%	5.80%	6.13%	$18,136

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2003, (the Fund’s “inception”) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Equity Fund

Hypothetical Value of $10,000 vs Russell 2000 Total Return Index,
Lipper Mid Cap Growth Funds Index and S&P 500® Index

Average Annual Total Returns As of August 31, 2013

		Value of
	Since	$10,000
	Inception	(8/31/13)
Villere Equity Fund	2.90%	$10,290
S&P® 500 Index	0.67%	$10,067
Lipper Mid-Cap Growth Funds Index	3.75%	$10,375
Russell 2000 Total Return Index	3.07%	$10,307

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s “inception”) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2013

Shares		Value

COMMON STOCKS: 57.6%

Aerospace Products
& Services: 2.1%
257,700	BE Aerospace,
	Inc.*	$17,572,563

Computer &
Electronic Products: 4.8%
47,030	Apple, Inc.	22,905,961
230,000	Varian Medical
	Systems, Inc.*	16,203,500
		39,109,461
Credit Intermediation: 4.1%
364,512	Euronet
	Worldwide,
	Inc.*	12,520,987
123,000	Visa, Inc.	21,453,660
		33,974,647

Electronics &
Appliance Stores: 3.3%
406,066	Conn’s, Inc.*	27,048,056

Food Manufacturing: 8.5%
1,147,347	Flowers
	Foods, Inc.	23,853,344
375,450	Ingredion, Inc.	23,630,823
735,000	Mondelez
	International,
	Inc.	22,542,450
		70,026,617
Furniture
Manufacturing: 2.9%
823,300	Leggett &
	Platt, Inc.	23,809,836

Health Care
Equipment: 2.9%
335,830	Edwards
	Lifesciences
	Corp.*	23,635,715

Insurance Carriers: 5.3%
471,400	Endurance
	Specialty
	Holdings Ltd.	23,626,568
313,500	Express Scripts
	Holding Co.*	20,026,380
		43,652,948
Machinery: 4.3%
682,950	3D Systems
	Corp.*	35,103,630

Oil & Gas Extraction: 5.0%
3,650,684	ION Geophysical
	Corp.*	17,486,776
607,557	Oasis Petroleum,
	Inc.*	23,816,235
		41,303,011
Professional, Scientific &
Technical Services: 4.6%
353,600	Constant
	Contact, Inc.*	6,764,368
1,077,879	EPIQ Systems,
	Inc.1	13,204,018
884,800	Luminex Corp.*1	17,961,440
		37,929,826
Real Estate: 2.8%
225,700	The Howard
	Hughes Corp.*	23,066,540

Retail: 2.7%
483,400	Sotheby’s	22,289,574

Sporting & Recreation
Goods: 2.0%
308,500	Pool Corp.	16,069,765

Water Transportation: 2.3%
519,100	Carnival Corp.	18,734,319

TOTAL COMMON STOCKS
(Cost $390,231,274)		473,326,508

CONVERTIBLE
PREFERRED STOCK: 2.8%

Credit Intermediation: 2.8%
21,219	Bank of
	America Corp.	22,892,118

TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $22,312,414)		22,892,118

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 27.5%

Administrative &
Support Services: 0.1%
	Western Union
	Co., 1.263%,
$475,000	8/21/15	$475,966

Aerospace Products
& Services: 0.8%
	BE Aerospace,
	Inc., 5.250%,
6,250,000	4/1/22	6,218,750

Air Transportation: 0.1%
	The Boeing Co.,
	3.750%,
1,000,000	11/20/16	1,080,616

Beverage & Tobacco
Products: 2.3%
	Altria Group,
	Inc., 2.850%,
5,000,000	8/9/22	4,521,135
	Anheuser- Busch
	InBev Financial,
	Inc., 0.800%,
4,000,000	1/15/16	3,984,944
	The Coca-Cola
	Co., 0.750%,
1,500,000	11/15/13	1,500,876
	Diageo Capital
	PLC, 0.625%,
1,750,000	4/29/16	1,725,113
	PepsiCo, Inc.,
	3.125%,
7,000,000	11/1/20	7,040,467
		18,772,535
Building Material, Garden
& Supplies Dealers: 0.3%
	The Home Depot,
	Inc., 5.400%,
2,000,000	3/1/16	2,215,704

Chemical
Manufacturing: 2.1%
	AbbVie, Inc.,
	1.750%,
5,000,000	11/6/17	4,933,885
	GlaxoSmithKline
	PLC, 1.500%,
4,000,000	5/8/17	3,971,232
	McKesson Corp.,
	4.750%,
1,000,000	3/1/21	1,083,493
	Merck & Co. Inc.,
	0.700%,
2,000,000	5/18/16	1,987,666
	Pfizer, Inc.,
	6.200%,
700,000	3/15/19	838,431
	Procter & Gamble
	Co., 3.100%,
4,500,000	8/15/23	4,415,121
		17,229,828
Commercial Finance: 0.7%
	General Electric
	Capital Corp.,
	4.375%,
4,775,000	9/16/20	5,050,408
	John Deere
	Capital Corp.,
	2.250%,
500,000	4/17/19	498,037
		5,548,445
Computer & Electronic
Products: 4.2%
	Dell Computer
	Corp., 7.100%,
5,000,000	4/15/28	4,830,525
	Dell, Inc.,
	2.100%,
4,000,000	4/1/14	4,031,952
	Hewlett-Packard
	Co., 3.750%,
500,000	12/1/20	482,899

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 27.5%
(Continued)

Computer & Electronic
Products: 4.2% (Continued)
	Intel Corp.,
	2.700%,
$5,000,000	12/15/22	$4,619,850
	Medtronic, Inc.,
	2.750%,
4,500,000	4/1/23	4,191,093
	Northrop Grumman
	Corp., 3.250%,
5,250,000	8/1/23	4,961,266
	Nucor Corp.,
	4.000%,
4,000,000	8/1/23	3,908,896
	Texas Instruments,
	Inc., 1.000%,
7,750,000	5/1/18	7,412,929
		34,439,410
Credit Intermediation: 6.9%
	Bank America
	Corp., 1.250%,
4,750,000	1/11/16	4,726,848
	BB&T Corp.,
	4.900%,
1,000,000	6/30/17	1,087,540
	1.1450%,
4,675,000	1/12/18	4,529,706
	Capital One NA,
	1.500%,
14,085,000	3/22/18	13,540,460
	Citigroup, Inc.,
	2.250%,
2,000,000	8/7/15	2,036,772
	Discover Bank,
	2.000%,
9,605,000	2/21/18	9,307,398
	JPMorgan
	Chase & Co.,
500,000	4.875%, 3/15/14	511,093
3,000,000	3.150%, 7/5/16	3,136,641
5,000,000	1.800%, 1/25/18	4,877,220
4,200,000	1.625%, 5/15/18	4,026,830
	Royal Bank Of
	Canada,
	1.500%,
2,000,000	1/16/18	1,956,546
	Sumitomo
	Mitsui Banking
	Corp., 0.900%,
4,000,000	1/18/16	3,962,632
	Whitney National
	Bank, 5.875%,
2,650,000	4/1/17	2,783,841
		56,483,527
Food Manufacturing: 1.9%
	Campbell Soup
	Co., 2.500%,
3,545,000	8/2/22	3,193,375
	Kellogg Co.,
	3.250%,
5,000,000	5/21/18	5,237,620
	Kraft Foods
	Group, Inc.,
	5.250%,
400,000	10/1/13	401,413
	5.375%,
6,100,000	2/10/20	6,828,880
		15,661,288

Furniture
Manufacturing: 0.3%
	Leggett &
	Platt, Inc.,
	4.650%,
1,500,000	11/15/14	1,555,727
	3.400%,
970,000	8/15/22	924,884
		2,480,611
General
Merchandising: 0.1%
	Wal-Mart Stores,
	Inc., 3.250%,
500,000	10/25/20	511,066

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 27.5%
(Continued)

Insurance Carriers: 0.2%
	AFLAC, Inc.,
	4.000%,
$2,000,000	2/15/22	$2,032,372

Mining: 0.6%
	ION Geophysical
	Corp., 8.125%,
5,000,000	5/15/182	4,750,000

Motion Picture &
Entertainment: 0.6%
	Viacom, Inc.,
	3.500%,
500,000	4/1/17	520,588
	2.500%,
250,000	9/1/18	247,649
	3.250%,
4,395,000	3/15/23	4,029,499
		4,797,736

Oil & Gas: 2.2%
	Occidental
	Petroleum Corp.,
	2.700%,
4,000,000	2/15/23	3,637,376
	Phillips 66,
	4.300%,
10,000,000	4/1/22	10,125,650
	Sandridge Energy,
	Inc., 7.500%,
1,000,000	3/15/21	1,000,000
	Stone Energy
	Corp.,
	8.625%,
1,145,000	2/1/17	1,219,425
	7.500%,
2,000,000	11/15/22	2,075,000
		18,057,451

Professional, Scientific &
Technical Services: 0.6%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	4,661,759

Rail Transportation: 0.7%
	Norfolk Southern
	Corp., 3.000%,
6,225,000	4/1/22	5,954,119

Retail: 0.1%
	Amazon.com,
	Inc., 2.500%,
1,250,000	11/29/22	1,131,334

Securities & Financial
Services: 0.6%
	Goldman Sachs
	Group, Inc.,
	5.375%,
1,000,000	3/15/20	1,089,435
	5.250%,
3,500,000	7/27/21	3,746,036
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/18	293,861
		5,129,332

Telecommunications: 0.6%
	AT&T, Inc.,
	1.600%,
2,000,000	2/15/17	1,988,506
	Vodafone
	Group PLC,
	4.625%,
2,150,000	7/15/18	2,357,587
	4.375%,
1,000,000	3/16/21	1,042,389
		5,388,482

Transportation
Equipment: 0.1%
	Lockheed Martin
	Corp., 4.250%,
1,000,000	11/15/19	1,078,801

Utilities: 1.4%
	Duke Energy
	Corp., 2.150%,
2,800,000	11/15/16	2,874,077

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 27.5%
(Continued)

Utilities: 1.4% (Continued)
	Entergy
	Mississippi,
	Inc., 3.100%,
$5,000,000	7/1/23	$4,686,110
	Southern Co.,
	2.450%,
1,600,000	9/1/18	1,604,295
	Wisconsin
	Electric Power
	Co., 1.700%,
2,100,000	6/15/18	2,066,450
		11,230,932
TOTAL CORPORATE
BONDS
(Cost $229,472,321)		225,330,064

Shares

SHORT-TERM INVESTMENTS: 14.7%

Money Market Funds: 14.7%
	Federated
	Treasury
	Obligation
	Fund –
	Trust Shares,
22,361,918	0.010%3	22,361,918
	Fidelity Money
	Market
	Portfolio –
	Select Class,
22,262,189	0.010%3	22,262,189
	Invesco
	Short-Term
	Treasury
	Portfolio –
	Institutional
	Class,
75,714,867	0.020%3	75,714,867

TOTAL SHORT-TERM
INVESTMENTS
(Cost $120,338,974)		120,338,974

TOTAL INVESTMENTS
IN SECURITIES: 102.6%
(Cost $762,354,983)		841,887,664
Liabilities in Excess of
Other Assets: (2.6)%		(21,571,620)

TOTAL NET
ASSETS: 100.0%		$820,316,044

*	Non-income producing security.
1	A portion of this security is considered illiquid. See Note 2 in Notes to Financial Statements.
2
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended.  These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. At August 31, 2013, the value of this security amounts to $4,750,000 or 0.6% of net assets.

3	Seven-day yield as of August 31, 2013.

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2013

Shares		Value

COMMON STOCKS: 81.6%

Aerospace Products
& Services: 4.2%
14,550	BE Aerospace,
	Inc.*	$992,165

Computer & Electronic
Products: 8.1%
2,135	Apple, Inc.	1,039,852
12,750	Varian Medical
	Systems, Inc.*	898,238
		1,938,090
Credit Intermediation: 4.2%
5,700	Visa, Inc.	994,194

Electronics &
Appliance Stores: 4.1%
14,600	Conn’s, Inc.*	972,506

Food Manufacturing: 4.6%
17,450	Ingredion, Inc.	1,098,303

Furniture
Manufacturing: 3.9%
31,800	Leggett &
	Platt, Inc.	919,656

Health Care
Equipment: 4.3%
14,550	Edwards
	Lifesciences
	Corp.*	1,024,029

Insurance Carriers: 8.7%
23,100	Endurance
	Specialty
	Holdings Ltd.	1,157,772
14,150	Express Scripts
	Holding Co.*	903,902
		2,061,674
Machinery: 4.8%
22,150	3D Systems Corp.*	1,138,509

Oil & Gas Extraction: 9.2%
218,000	ION Geophysical
	Corp.*	1,044,220
29,500	Oasis Petroleum,
	Inc.*	1,156,400
		2,200,620
Professional, Scientific
& Technical Services: 8.8%
87,000	EPIQ Systems,
	Inc.1	1,065,750
50,800	Luminex Corp.*1	1,031,240
		2,096,990
Real Estate: 4.8%
11,100	The Howard
	Hughes Corp.*	1,134,420
Retail: 4.8%
25,000	Sotheby’s	1,152,750

Sporting & Recreation
Goods: 4.2%
19,200	Pool Corp.	1,000,128

Water Transportation: 2.9%
18,800	Carnival Corp.	678,492

TOTAL COMMON STOCKS
(Cost $19,109,025)		19,402,526

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Continued)

Shares		Value

SHORT-TERM INVESTMENTS: 18.4%

Money Market Funds: 18.4%
	Federated Treasury
	Obligation Fund –
	Trust Shares,
698,989	0.010%2	$698,989
	Fidelity Money
	Market Portfolio –
	Select Class,
657,059	0.010%2	657,059
	Invesco Short-Term
	Treasury
	Portfolio –
	Institutional Class,
3,028,771	0.020%2	3,028,771

TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,384,819)		4,384,819

TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $23,493,844)		23,787,345

Liabilities in Excess of
Other Assets: 0.0%3		(4,649)
TOTAL NET
ASSETS: 100.0%		$23,782,696

*	Non-income producing security.
1	A portion of this security is considered illiquid. See Note 2 in Notes to Financial Statements.
2	Seven-day yield as of August 31, 2013.
3	Amount is less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2013

	Villere	Villere
	Balanced Fund	Equity Fund
ASSETS
Investments in securities, at value
(Cost $762,354,983 and $23,493,844, respectively)	$841,887,664	$23,787,345
Receivables:
Investments securities sold	1,607,414	—
Fund shares sold	5,139,547	26,826
Dividends and interest	2,353,912	9,146
Prepaid expenses	39,383	1,929
Due from Adviser, net	—	6,463
Total assets	851,027,920	23,831,709

LIABILITIES
Payables:
Investments securities purchased	29,389,170	—
Fund shares redeemed	572,860	1,548
Investment advisory fees	509,010	—
Administration fees	113,812	7,500
Trustee fees	677	810
Fund accounting fees	20,976	7,500
Transfer agent fees	13,294	4,500
Chief Compliance Officer fees	1,828	1,875
Other accrued expenses	90,249	25,280
Total liabilities	30,711,876	49,013
NET ASSETS	$820,316,044	$23,782,696

COMPONENTS OF NET ASSETS
Paid-in capital	$723,843,869	$23,511,677
Undistributed (accumulated) net investment income (loss)	1,706,812	(22,482)
Undistributed net realized gain on investments	15,232,682	—
Net unrealized appreciation on investments	79,532,681	293,501
Net assets	$820,316,044	$23,782,696

Net assets (unlimited number of shares authorized)	$820,316,044	$23,782,696
Shares of beneficial interest issued and outstanding	34,540,339	2,311,418
Net asset value, offering, and redemption price per share	$23.75	$10.29

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year/Period Ended August 31, 2013

	Villere	Villere
	Balanced Fund	Equity Fund*
INVESTMENT INCOME
Interest	$3,287,991	$194
Dividends	3,375,616	29,546
Total investment income	6,663,607	29,740

EXPENSES
Investment advisory fees	3,365,950	31,333
Administration fees	324,292	7,500
Registration fees	80,921	5,460
Fund accounting fees	79,837	7,500
Transfer agent fees	52,180	4,500
Custody fees	47,106	1,200
Reports to shareholders	29,552	7,001
Miscellaneous expense	26,863	9,355
Audit fees	21,852	20,000
Legal fees	9,712	3,000
Trustee fees	7,693	1,234
Chief Compliance Officer fees	7,452	1,875
Insurance expense	5,025	460
Total expenses	4,058,435	100,418
Less: fees waived	—	(48,196)
Net expenses	4,058,435	52,222
Net investment income (loss)	2,605,172	(22,482)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	15,941,559	—
Change in net unrealized appreciation on investments	49,126,105	293,501
Net realized and unrealized gain on investments	65,067,664	293,501
Net increase in net assets resulting from operations	$67,672,836	$271,019

*	Fund commenced operations on May 31, 2013.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,605,172	$947,558
Net realized gain on investments	15,941,559	3,770,625
Change in net unrealized appreciation on investments	49,126,105	18,877,152
Net increase in net assets
resulting from operations	67,672,836	23,595,335

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,599,547)	(797,786)
From net realized gain	(4,341,351)	(2,352,480)
Total distributions to shareholders	(5,940,898)	(3,150,266)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	540,711,174	111,005,036
Total increase in net assets	602,443,112	131,450,105

NET ASSETS
Beginning of year	217,872,932	86,422,827
End of year	$820,316,044	$217,872,932
Undistributed net investment income	$1,706,812	$701,187

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2013		August 31, 2012
	Shares	Value	Shares	Value
Shares sold	29,339,906	$662,735,363	7,947,145	$152,391,847
Shares issued in
reinvestment of
distributions	274,646	5,638,495	176,211	3,076,638
Shares redeemed	(5,742,495)	(127,662,684)	(2,312,071)	(44,463,449)
Net increase	23,872,057	$540,711,174	5,811,285	$111,005,036

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
August 31, 2013*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(22,482)
Change in net unrealized appreciation on investments	293,501
Net increase in net assets resulting from operations	271,019

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	23,511,677
Total increase in net assets	23,782,696

NET ASSETS
Beginning of period	—
End of period	$23,782,696
Accumulated net investment loss	$(22,482)

(a)	Summary of capital share transactions is as follows:

	Period Ended
	August 31, 2013*
	Shares	Value
Shares sold	2,342,379	$23,831,490
Shares redeemed	(30,961)	(319,813)
Net increase	2,311,418	$23,511,677

*	Fund commenced operations on May 31, 2013.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value,
beginning of year	$20.42	$17.79	$13.41	$12.66	$14.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.08	0.10	0.19	0.16
Net realized and unrealized
gain (loss) on investments	3.69	3.07	4.46	0.72	(1.42)
Total from
investment operations	3.80	3.15	4.56	0.91	(1.26)

LESS DISTRIBUTIONS:
From net
investment income	(0.13)	(0.13)	(0.18)	(0.16)	(0.12)
From net realized gain	(0.34)	(0.39)	—	—	(0.17)
Total distributions	(0.47)	(0.52)	(0.18)	(0.16)	(0.29)
Net asset value, end of year	$23.75	$20.42	$17.79	$13.41	$12.66

Total return	18.96%	18.25%	34.10%	7.16%	(8.53)%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$820.3	$217.9	$86.4	$50.6	$48.6

Portfolio turnover rate	17%	17%	40%	27%	39%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees
waived/recouped	0.90%	1.00%	1.11%	1.17%	1.28%
After fees
waived/recouped	0.90%	1.00%	1.11%	1.17%	1.28%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees
waived/recouped	0.58%	0.68%	0.76%	1.31%	1.42%
After fees
waived/recouped	0.58%	0.68%	0.76%	1.31%	1.42%

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	August 31, 2013*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.29
Net asset value, end of period	$10.29

Total return	2.90	%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$23.8

Portfolio turnover rate	0	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.40	%+
After fees absorbed or recouped	1.25	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.69	)%+
After fees absorbed or recouped	(0.54	)%+

*	The fund commenced operations on May 31, 2013.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013

NOTE 1 – ORGANIZATION

The Villere Balanced Fund and the Villere Equity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Villere Balanced Fund commenced operations on September 30, 1999. The Villere Equity Fund commenced operations on May 31, 2013.

The investment objective of the Villere Balanced Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Villere Balanced Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

The Villere Equity Fund seeks to achieve long term growth. The Villere Equity Fund seeks to achieve its objective by investing in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity,

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At August 31, 2013, the Funds did not hold any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of August 31, 2013. See the Schedule of Investments for industry breakouts.

Villere Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$473,326,508	$—	$—	$473,326,508
Convertible
Preferred Stock	22,892,118	—	—	22,892,118
Corporate Bonds	—	225,330,064	—	225,330,064
Short-Term
Investments	120,338,974	—	—	120,338,974
Total Investments
in Securities	$616,557,600	$225,330,064	$—	$841,887,664

It is the Fund’s policy to recognize transfers between levels at the end of each fiscal reporting period.

There were no transfers made into or out of Level 1, 2, or 3 as of the year ended August 31, 2013.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

Villere Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,402,526	$—	$—	$19,402,526
Short-Term
Investments	4,384,819	—	—	4,384,819
Total Investments
in Securities	$23,787,345	$—	$—	$23,787,345

It is the Fund’s policy to recognize transfers between levels at the end of each fiscal reporting period.

There were no transfers made into or out of Level 1, 2 or 3 as of the period ended August 31, 2013.

B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of August 31, 2013, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Each Fund identifies its major tax jurisdiction as U.S. Federal and State of Massachusetts.  However, as of August 31, 2013, neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by each Fund,  plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At August 31, 2013, the Villere Balanced Fund had investments in illiquid securities with a total value of $31,165,458 or 3.8% of total net assets.

Security	Shares	Dates Acquired	Cost Basis
EPIQ Systems, Inc.	1,077,879	11/17/2005 – 8/16/2013	$13,311,259
Luminex Corp.	884,800	5/6/2004 – 7/31/2013	15,119,706

At August 31, 2013, the Villere Equity Fund had investments in illiquid securities with a total value of $2,096,990 or 8.8% of total net assets.

Security	Shares	Dates Acquired	Cost Basis
EPIQ Systems, Inc.	87,000	8/1/2013-8/6/2013	$1,132,425
Luminex Corp.	50,800	6/3/2013-7/30/2013	1,016,547

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

J.
New Accounting Pronouncement.  In January, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

presented.  Management has adopted ASU No. 2013-01 for the Villere Equity Fund and is currently evaluating the impact ASU 2013-01 will have on the Villere Balanced Fund’s financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75%  for the Villere Balanced Fund and Villere Equity Fund based upon the average daily net assets of each Fund.  For the year/period ended August 31, 2013, the Villere Balanced Fund incurred $3,365,950 and the Villere Equity Fund incurred $31,333 in advisory fees.

The Adviser has contractually agreed to limit each Fund’s annual ratio of expenses to 0.99%, and 1.25% of each Fund’s average daily net assets for the Villere Balanced Fund and Villere Equity Fund, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the period ended August 31, 2013, the Adviser has waived $48,196 in fees for the Villere Equity Fund.

The Adviser is permitted to seek reimbursement from each respective Fund, subject to limitations for fees waived and/or Funds’ expenses it pays over the following three years after payment.  At August 31, 2013, the remaining cumulative unreimbursed amount waived by the Adviser on behalf of the Villere Equity Fund that may be reimbursed was $48,196.  The Adviser may recapture a portion of the above amount no later than August 31, 2016.

Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the fund.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year/period August 31, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Funds’ custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year/period ended August 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term investments for the year/period ended were as follows:

	Purchases	Sales
Villere Balanced Fund	$519,877,458	$69,022,608
Villere Equity Fund	$19,109,025	$—

For the year/period ended August 31, 2013, there were no purchases or sales of U.S. Government obligations in Villere Balanced Fund or Villere Equity Fund.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2013 and the year ended August 31, 2012 for the Villere Balanced Fund were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$2,668,629	$797,786
Long-term capital gain	3,272,269	2,352,480
	$5,940,898	$3,150,266

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2013.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2013 (Continued)

There were no distributions paid during the period ended August 31, 2013 for the Villere Equity Fund.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Villere Balanced Fund

Cost of investments	$762,354,983
Gross tax unrealized appreciation	95,677,328
Gross tax unrealized depreciation	(16,144,647)
Net tax unrealized appreciation	79,532,681
Undistributed ordinary income	3,282,185
Undistributed long-term capital gain	13,657,309
Total distributable earnings	16,939,494
Other accumulated losses	—
Total accumulated gains	$96,472,175

Villere Equity Fund

Cost of investments	$23,493,844
Gross tax unrealized appreciation	866,557
Gross tax unrealized depreciation	(573,056)
Net tax unrealized appreciation	293,501
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(22,482)
Total accumulated gains	$271,019

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At August 31, 2013, the Villere Equity Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses of $22,482.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
Villere Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of August 31, 2013 and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund and Villere Equity Fund as of August 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 22, 2013

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(business consulting);		Inc.
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and
Suite 100			Chief Operating
Glendora, CA 91741			Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis(3)	Trustee	Indefinite	President and Chief	2	None.
(born 1973)		Term;	Operating Officer,
c/o U.S. Bancorp		Since	Direxion Funds since
Fund Services, LLC		September	2013; formerly, Senior
2020 E. Financial Way		2011.	Vice President, and
Suite 100			Chief Financial Officer
Glendora, CA 91741			(and other positions),
U.S. Bancorp Fund
Services, LLC,
(1997-2013).

Carl A. Froebel	Trustee	Indefinite	Formerly President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds;
2020 E. Financial Way			Company		Trustee,
Suite 100			Administration, LLC		Managers
Glendora, CA 91741			(mutual fund		AMG Funds,
			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers,
LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		March	Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April	since April 2005.
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term:	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July 2011.	Officer, U.S.
615 East Michigan St.	Anti-Money	Indefinite	Bancorp Fund
Milwaukee, WI 53202	Laundering	Term:	Services, LLC
	Officer	Since	since August 2004.
July 2011.
	Vice	Indefinite
	President	Term:
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Villere Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended August 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	59.92%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2013 was as follows:

Balanced Fund	59.92%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Balanced Fund	40.06%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on the Funds’ web site at www.villere.com within ten business days after the calendar quarter end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Funds’ prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.villere.com.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Villere Balanced Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with St. Denis J. Villere & Company, LLC (the “Adviser”) for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, the Adviser’s disaster recovery plan, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	The Fund’s historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.

The Board noted that the Fund significantly outperformed its peer group median for the one-year, three-year, five-year and ten-year time periods.  The Board also considered the Fund’s outperformance compared to its similarly managed accounts for the same time periods.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.

The Board noted that the Adviser contractually agreed to maintain an annual expense ratio of 0.99%.  The Trustees noted that both the Fund’s advisory fees and net expense ratio were above those of its peer group median.  The Board noted that the Fund has been operating below its expense cap.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the Fund’s superior long-term comparative performance.

The Board took into consideration the services the Adviser provided to its similarly managed institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were in line with the fees charged by the Adviser to its other similarly managed institutional and separately managed account clients.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no additional effective economies of scale to be shared with the Fund at

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

current asset levels but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Villere Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on May 14 and 15, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Villere Equity Fund (the “Fund”), a new series of Professionally Managed Portfolios, with St. Denis J. Villere & Company, LLC (the “Adviser” or “Villere”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services Villere would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by Villere or its affiliates.  The Trustees also considered the structure of Villere’s compliance procedures and the trading capability of Villere.  After reviewing Villere’s compliance policies and procedures, including Villere’s proposal with respect to risk oversight of the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.
The Fund’s historical performance and the overall performance of the Adviser.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider Villere’s performance history with respect to similarly managed separate accounts.

Villere Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

3.
Costs of Services Provided and Profits Realized by Villere.  The Board noted that the proposed advisory fee as a percentage of average daily net assets was 0.75% for the Fund.  The Board also noted that the Adviser agreed to enter into an agreement to limit the expenses of the Fund to 1.25% of the Fund’s average daily net assets.  The Board also considered the services the Adviser provided to its similarly managed institutional and separately managed account clients comparing the fee charged for those management services to the proposed fees for the Fund.  The Board concluded that the fees to be received by Villere were fair and reasonable.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations and also noted that Villere had agreed to institute a breakpoint in the advisory fee for the Fund.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of Villere from managing the new Fund.  In assessing possible profitability, the Trustees reviewed Villere’s financial information and took into account both the likely direct and indirect benefits to Villere from advising the Fund.  The Trustees concluded that Villere’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, Villere would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Villere Funds

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund	Villere Equity Fund
Symbol – VILLX	Symbol – VLEQX
CUSIP – 742935539	CUSIP – 74316J391

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and
Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an
“audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	$ -

Villere Equity Fund

FYE 8/31/2013
Audit Fees	$18,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2013
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 8, 2013

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 8, 2013

* Print the name and title of each signing officer under his or her signature.